AGCO to Acquire Trimble Ag Assets and Technologies Through a Joint Venture Focused on Next-Generation Precision Ag Technology September 28th, 2023

Forward-looking statements in this presentation, including statements about the transaction and our strategic plans as well as synergies, growth in revenue and EBITDA, accretion of the transaction to growth, margin and earnings, and our ability to close the transaction and the timing of the closing, are subject to risks that could cause actual results to differ materially from those suggested by the statements. These risks include, but are not limited to, adverse developments in the agricultural industry, including those resulting from COVID-19, supply chain disruption, inflation, weather, commodity prices, changes in product demand, interruptions in supply of parts and products, difficulties in integrating the Trimble Ag businesses in a manner that produces the expected financial results, reactions by customers and competitors to the transaction, including the rate at which Trimble Ag’s largest OEM customer reduces purchases of Trimble Ag equipment and the rate of replacement by the Joint Venture of those sales, and adverse changes in the financial and foreign exchange markets, including increases in interest rates. Actual results could differ materially from those suggested in these statements. Further information concerning these and other risks is included in AGCO’s filings with the SEC, including its Form 10-K for the year ended December 31, 2022 and subsequent Form 10-Q filings. AGCO disclaims any obligation to update any forward-looking statements except as required by law. 2 Legal Disclaimer

3 Today’s Participants Eric Hansotia Chairman, President and Chief Executive Officer Damon Audia Chief Financial Officer Rob Painter President and Chief Executive Officer

4 Advances Farmer-First Technology Strategy Landmark Transaction Further Transforming AGCO • AGCO has agreed to acquire an 85% interest in Trimble’s portfolio of Ag assets and technologies through a joint venture that will create a market leading mixed-fleet focused Precision Ag platform • Joint venture to be exclusive provider of Trimble Ag’s comprehensive technology offering and will support future development and distribution of next-gen Ag technologies • Multi-prong channel strategy across Trimble Ag, AGCO OEM & Aftermarket, other OEMs, and Precision Planting dealers designed to drive outsized growth and meaningfully expand the global market opportunity • Transaction enhances AGCO’s innovation and technology ambitions around guidance autonomy, precision spraying, connected farm, data management and sustainability • Strong cultural alignment and vision between both organizations and experienced technology talent base from Trimble to join the joint venture • Transformational transaction will create a market leader in mixed-fleet Precision Ag solutions and accelerate disruptive technologies across the crop cycle to address farmers’ needs of tomorrow AGCO and Trimble to create a joint venture to form a market leading mixed-fleet focused Precision Ag platform Transaction significantly enhances AGCO’s technology offering Accretive to AGCO’s revenue growth, operating margin profile and earnings per share in the first full year post-close

Trimble Ag is A Leading Precision Ag Provider Globally

Trimble Ag Has Been an Ag Market Innovator Since 1978

Trimble. Agriculture
Easier Farming with Precision

HQ: Westminster, CO

- Trimble and its global network of dealers designs, engineers, and distributes market-leading Precision Ag hardware, software, and cloud-based platforms that are designed to meet the needs of farmers around the world
- With greater precision, farmers are able to use their resources more efficiently while producing a safe, reliable food supply in a profitable and environmentally sustainable manner

Complete Precision Ag Solution

- Trimble Ag offers a wide variety of user-friendly technologies compatible across brands, equipment models and farm types
- Solutions span all aspects of the crop cycle, from land preparation to planting and seeding to harvest
- From hardware to software to cloud-based applications, Trimble products maximize productivity and profitability while optimizing accuracy and efficiency

Global Market Presence



Asia / Pacific / Africa 8%
North America 20%
South America 31%
Europe / Middle East 41%

- 70+ Countries
- >2,400 Independent Distribution Points
- >125 Million Acres Covered Using Trimble Ag Software

High Quality, Engineering Focused Team

~900

Trimble Employees to Join the JV

Role	Number
Engineering & Software Development	~260
Operations & Product Management	~340
Customer Support & Other	~160
HQ, Sales & Admin	~140

Compelling Financial Profile

2023E Financials

$M



~$535
EBITDA Margin
~32%
~$170
Revenue
EBITDA

AGCO Your Agriculture Company
Trimble.
5

Trimble Ag Solutions Cover the Entire Crop Production Cycle

Innovative Precision Ag Solutions Solving Complex Technology Challenges Across the Entire Farm Ecosystem

Trimble Ag Core Product Offerings…

Displays



- Accurately covers entire field without skips or overlaps while monitoring and mapping activities in real-time

Steering Motors



- Delivers added precision to planters, specialty harvesters and other equipment

Application Control



- Precisely applies inputs only where needed and monitors seeding information and fertilizer delivery in real-time

Software



- Farm Management Software that leverages Precision Ag data, vehicle location and statistics

…Connect Every Corner of the Farm Across the Crop Cycle

Harvest & Autonomy

Integrated harvest solutions bring enhanced automation and innovation to a critical farming process

Land Preparation

Optimizes production through more efficient, accurate land preparation

Water Management

Innovative land forming and subsurface drainage solutions allow for optimal water distribution on every farm

Planting & Seeding

Ensures increased accuracy and efficiency in planting and seeding operations

Nutrient Management

Maximizes productivity and profitability by integrating technology into nutrient application equipment

Crop Protection

Ensures maximized production with minimized waste through precise application of crop protection

Sustainability

Trimble works with farmers and large final emitters to reduce greenhouse gas emissions and earn extra income

AGCO Your Agriculture Company | Trimble

6

Transaction Significantly Strengthens AGCO's Tech Transformation

Joint Venture Amplifies AGCO's Significant Organic and Inorganic AgTech Investments

Trimble Agriculture
Easier Farming with Precision

Foundational Architecture	Guidance	Connected & Advanced Sensing	Data Management & Logistics	Automation & Artificial Intelligence	Autonomy
Trimble Agriculture	Advanced Hardware and Positioning Services	Access to Trimble's GNSS Technology	Enhanced Connectivity with Trimble Ag's Farmer Core Software	Automation Technologies Such as Autopilot Automated Steering System	Strengthened Machinery Compatibility and Connectivity
Retrofit & Embedded	Systems Integration & Advanced Features	Rapidly Expanding Connectivity	Connected Farm Enablement	Expanding AI/AM to Enhance Full Fleet Across Crop Cycle	Retrofit Systems Integration
Apex.AI, FUSE (Smart Farming. Synchronized.), 20|20	FUSE (Smart Farming. Synchronized.), JCA Technologies	APPAREO, HEADSIGHT, JCA Technologies, Precision Planting	APPAREO, GrainViz, JCA Technologies, AGCO, ONEDIGITAL, Panorama	HEADSIGHT, JCA Technologies, Precision Planting	JCA Technologies

AGCO Current Technologies

AGCO Your Agriculture Company · Trimble

7

Trimble Ag and AGCO Combination Provides an Industry-Leading Suite of Advanced Technology Solutions for Farmers Around the World

Joint Venture Will Have Complete Suite of Mixed-Fleet Retrofit Offerings



GRAINVUE
STORAGE
PLAN / PREP
RADICLE AGRONOMICS
Water Management
DeltaForce
Precision Planting
vDrive
SmartFirmer
Trimble RTX
PLANTING
HEADSIGHT
JCA TECHNOLOGIES
HARVESTING
Trimble RTX
IntelligentAg
Precision Planting
Symphony Spraying
Bilberry
MÜLLER ELEKTRONIK
Trimble RTX
WeedSeeker 2
CROP PROTECTION
NUTRIENT MANAGEMENT
FurrowJet
IntelligentAg
Precision Planting
MÜLLER ELEKTRONIK A TRIMBLE COMPANY
Trimble RTX

Marrying two complementary tech stacks to further ***expand AGCO's*** mixed-fleet solutions throughout the crop cycle

10,000+ equipment models supported

Vastly expands ***AGCO's solutions*** and reach to farmers

AGCO Your Agriculture Company Trimble
8

9 Joint Venture Growth is Magnified via AGCO’s Three Distinct Customer Channels Leveraging the Power of AGCO’s Global Channel Access AGCO Channels Description OE-FUSE OEM • Large, multi-location dealerships focused on sales of new equipment with factory-installed technology Aftermarket • Dealer-installed technology solutions that enable recurring touchpoints with the farmer for mixed and aging fleets Precision Planting Retrofit • Small-to-medium size dealers that sell multiple products and services and serve as trusted advisors to farmers AGCO’s multi- channel access will drive outsized growth for the joint venture Will provide access to next-generation technologies to even more farmers around the world Key lever for the joint venture to achieve ~2x EBITDA growth by Year 5 Joint Venture Trimble Ag Channels Description Trimble OEM OEM • Partnerships with large, multi-location equipment manufacturers • Includes Mueller and Bilberry Trimble Aftermarket Vantage • Value-added resellers and distributors that provide the full Trimble Ag portfolio to retail outlets and farmers Retail Outlets • Small-to-medium size, strategically-located, dealers

10 Transaction Summary & Key Highlights Financial Impact & Synergy Opportunity • Financial results of the joint venture will be consolidated into AGCO’s financial statements • Acquisition expected to be accretive to AGCO’s revenue growth, operating margin profile, and earnings per share in the first full year post-close; transaction is expected to deliver a ROIC of approximately 10% by Year 5 following close (1) Consideration & Financing • Transaction supported by a fully-committed bridge facility • Expect to fund the transaction with existing liquidity, free cash flow generation and new debt • AGCO remains committed to maintaining its solid investment grade credit ratings AGCO Portfolio • AGCO’s Grain & Protein business to be placed under strategic review Purchase Price & Transaction Structure • AGCO to pay Trimble $2.0 billion and contribute JCA Technologies for 85% ownership of the joint venture • Trimble to contribute its portfolio of Ag assets and technologies and provide exclusivity in Ag markets globally to the joint venture; Trimble to retain 15% ownership in the joint venture • Purchase price for the Trimble Ag business represents an implied enterprise value of approximately $2.35 billion and implies a transaction multiple of approximately 13.8x based on 2023E EBITDA of approximately $170 million • Significant opportunity exists to drive commercial synergies in the JV resulting from direct access to AGCO’s global OEM, aftermarket, other OEM, and retrofit channels in addition to modest run-rate cost synergies • Inclusive of estimated revenue and run-rate cost synergies of $100 million by Year 3 and the net present value of tax attributes in excess of $50 million, the synergized multiple is approximately 8.5x on a 2023E basis • Transition Services Agreement, Supply Agreement, Technology Transfer and License Agreement, Positioning Services Agreement and Year 5 exit option mechanism are part of the transaction Timing • Anticipated closing in the first half of 2024 • Transaction is subject to regulatory approval and customary closing conditions Note: 1. ROIC defined as synergized NOPAT / Total Enterprise Value of $2.35 billion plus integration and transaction expenses

11 Overview of the Joint Venture Structure Assets Contributed AGCO Contribution Joint Venture 85% AGCO Ownership 15% Trimble Ownership Supply Agreement • Governs GNSS and guidance hardware and technology that Trimble will supply to the JV for sale to AGCO dealers and other OEMs • Minimum term of seven years Technology Transfer and License Agreement • Long term agreement that governs the licensing of Trimble trademarks and technology for use by the JV after the termination of the Supply Agreement Long Term Agreements Displays Steering Motors Application Control Software Trimble Ag Cash Payment to Trimble Positioning Services Agreement • JV to serve as exclusive channel partner in the agriculture market for Positioning Services, which remains wholly owned by Trimble • JV will earn commissions on certain sales of positioning services Joint Venture Exit Mechanism • Put / call structure in place which will be actionable no earlier than Year 5 of the JV

2020 2021 2022 Pro Forma 2023E Pro Forma 2028E 12 Pro Forma Precision Ag Revenue is Now Expected to Exceed $2.0 Billion by 2028 Combination Drives Outsized Precision Ag Revenue Growth for AGCO ~$400M $1.3-1.4Bn >$2Bn Goal AGCO Trimble Precision Ag AGCO Precision Ag Revenue

AGCO Channels to Accelerate the Joint Venture's EBITDA Growth

Joint Venture Projected EBITDA Expected to Grow by ~2x by 2028

Joint Venture

Joint Venture Projected EBITDA



EBITDA Growth of ~2x by Year 5
~$170M
Outsized Growth Driven by
AGCO's Channel Access
Projected Standalone Trimble Ag 2023 EBITDA
Precision Ag Market Growth
Growth in AGCO's OEM and Aftermarket Channel
Growth in AGCO's Precision Planting Channel
Incremental Cost Synergies
Projected Synergized 2028 EBITDA

13

14 AGCO is Committed to Accelerating Progress By Integrating Sustainability into the Design, Manufacturing and Distribution of Smart Agricultural Solutions Across the Entire Value Chain Joint Venture’s Technologies Are at the Heart of Sustainability of the Farm AGCO’s Sustainability Objectives • JV technology will support the farmer in generating higher yields to meet the global food challenge, while better utilizing inputs like fuel, seed, fertilizer, water and others • JV technology will assist businesses in achieving their net zero goals by connecting them with farmers to champion and fund sustainable agriculture Joint Venture Effect Facilitating the Path to Global Food Security CO2 Reduction

15 Joint Venture Will Become A Market Leading Global Mixed-Fleet Precision Ag Business Transaction Accelerates AGCO’s Strategic Transformation ✓ Creates a market leading mixed-fleet Precision Ag platform – transforming AGCO’s technology stack and customer offering ✓ Enhances AGCO’s comprehensive technology offering around guidance, autonomy, precision spraying, connected farming, data management and sustainability ✓ Creates outsized commercial opportunity to be realized by leveraging the power of AGCO’s multi-channel access alongside existing Trimble channels to market ✓ Well aligned with AGCO’s long-term sustainability objectives and ambitions ✓ High growth, high margin and high free cash flow generative business ✓ AGCO’s combined Precision Ag revenue is now expected to exceed $2.0 billion by 2028 Joint Venture

Q&A